                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 9, 2000




                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                  000-26505               33-0859334
--------------------------------------------------------------------------------
  (State or other jurisdiction       (File number)          (I.R.S. Employer
of incorporation or organization)                           Identification No.)


130 WEST FALLBROOK STREET, FALLBROOK, CA                          92028
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number: (760) 723-8811
                               --------------


--------------------------------------------------------------------------------
(Former name and former address, if changed since last report)









                                Page 1 of 5 pages
                              Exhibit Index Page 4

ITEM 5   OTHER EVENTS

         A copy of the press release issued on October 17, 2000 in connection with the declaration of a 5% stock dividend payable on November 30, 2000 to shareholders of record on November 15, 2000 is attached as Exhibit 99a

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 2000                          COMMUNITY BANCORP INC.



                                                 By: /s/ Thomas E. Swanson
                                                     ---------------------------
                                                     Thomas E. Swanson
                                                     President

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
-----------       -----------                                          --------
99A               Press Release of October 17, 2000                        5
